SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

Deutsche Limited Maturity Quality Income Fund
Upon the recommendation of the fund’s investment advisor, Deutsche Investment Management Americas Inc. (the “Advisor”), the Board of Trustees of Deutsche Income Trust, on behalf of the fund, approved the fund’s termination and liquidation, which will be effective on or about November 30, 2017 (the “Liquidation Date”). Accordingly, the fund will redeem all of its outstanding shares on the Liquidation Date. The costs of the liquidation, including the mailing of notification to shareholders, will be borne by the Advisor.
The fund will be closed to new investors as soon as practically possible. After that date, existing shareholders may continue to invest in the fund until the Liquidation Date.
Please Retain This Supplement for Future Reference
November 16, 2017
PROSTKR-986